UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 15, 2010

FBL Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Iowa         1-11917        42-1411715
______________________________________________________________________________
(State or other jurisdiction    (Commission File Number)        (I.R.S. Employer
of incorporation)                 Identification No.)

5400 University Avenue, West Des Moines, Iowa         50266
______________________________________________________________________________
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code: (515) 225-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On May 20, 2010, Bruce Trost, FBL Financial Group Executive Vice President, Operations, announced plans to retire on July 1, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FBL FINANCIAL GROUP, INC.
(Registrant)

Date: May 20, 2010

/s/ James P. Brannen
James P. Brannen
Chief Financial Officer